Exhibit 1.1

MetaOptics Ltd

[●] American Depositary Shares

Representing [●] Ordinary Shares

UNDERWRITING AGREEMENT

[●], 2026

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

The Benchmark Company, LLC

150 East 58th St, 17th Floor

New York, NY 10155

As Representatives of the several Underwriters named on Schedule A attached hereto

Ladies and Gentlemen:

1. Introductory. MetaOptics Ltd, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), hereby agrees with Roth Capital Partners, LLC (“Roth”) and The Benchmark Company, LLC (“Benchmark” and together with Roth, collectively hereinafter referred to as “you” (including its correlatives) or the “Representatives”, and each, a “Representative”), acting as representatives of the several Underwriters named in Schedule A hereto (the “Underwriters” or, individually, an “Underwriter”), to issue and sell to the several Underwriters an aggregate of [●] American Depositary Shares (“American Depositary Shares” or “ADSs”), each of which represents [●] ordinary shares, par value S$0.00000025 per share (“Ordinary Shares”), of the Company (the “Firm ADS”). The Company also hereby grants to the Underwriters an option to purchase up to [●] additional ADSs (the “Option ADSs”), as set forth below. The Firm ADSs and the Option ADSs are herein collectively called the “Offered ADSs.” The ADSs are to be issued pursuant to a Deposit Agreement dated as of [●], 2026 (the “Deposit Agreement”, and together with this Agreement, the “Transaction Documents”) among the Company, JPMorgan Chase Bank, N.A., as Depositary (the “Depositary”), and the owners and holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary evidencing the ADSs under the Deposit Agreement.

Furthermore, the Company agrees to issue to each Representative (and/or its designees) on each Closing Date (as defined herein), warrants in the form attached hereto as Exhibit C, to purchase such number of ADSs (the “Warrant ADSs”) equal to one and a half percent (1.5%) of the aggregate number of Offered ADSs issued on each Closing Date (individually, a “Representative’s Warrant” and collectively, the “Representatives’ Warrants” and together with the Offered ADSs and Warrant ADSs, the “Public Securities”). The Representatives’ Warrants may be exercised by the payment of cash or via cashless exercise, shall be exercisable at any time and from time to time, in whole or in part, commencing six (6) months after the Closing Date and will terminate on the fifth (5th) anniversary of the date of commencement of sales of the Offering. The initial exercise price of the Representatives’ Warrants shall be $[●] per Warrant ADS, which is equal to one hundred and twenty percent (120%) of the public offering price of the Offered ADSs. The Representatives’ Warrants and the Warrant ADSs will be deemed compensation by the Financial Industry Regulatory Authority, Inc. (“FINRA”), and therefore will be subject to FINRA Rule 5110(e)(1). In accordance with FINRA Rule 5110(e)(1), neither the Representatives’ Warrants nor any of the Warrant ADSs may be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities by any person, for a period of 180 days beginning on the date of commencement of sales of the Offering, subject to certain exceptions as set forth in FINRA Rule 5110(e)(2).

Unless the context otherwise requires, each reference to the Firm ADSs, the Option ADS, the Offered ADSs or the Warrant ADSs herein also includes the underlying Ordinary Shares (hereinafter referred to as the “Offered Shares”).

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Offered ADSs, as follows:

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-[●]), including a prospectus, relating to the Ordinary Shares represented by the ADSs. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered ADSs. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus. The Company has also filed with the Commission a registration statement on Form F-6 (File No. 333-[●]) relating to the ADSs. The registration statement relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the “ADS Registration Statement.” In addition, the Company has filed, in accordance with Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A to register under the Securities Act the offer and sale of the Ordinary Shares and the ADSs (the “Form 8-A Registration Statement”). At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Schedule B, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [●], 2026 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Schedule B hereto. The “Offering” means the offering and sale of the Offered ADSs. The “Applicable Time” means [●]:00 pm (Eastern time) on the date of this Agreement.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of each Closing Date (as if made at such Closing Date):

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, the Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement, at the time of filing thereof, complied in all material respects with the Securities Act, and did not, at the time of filing thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the First Closing Date and as of each Option Closing Date, if any, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the ADS Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered ADSs (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement, the ADS Registration Statement, or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the First Closing Date and as of each Option Closing Date, if any, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(d) Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication undertaken in reliance on Section 5(d) of the Securities Act) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

(e) Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Underwriters (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8) (a)(9), (a)(12) or (a)(13) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Schedule D hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the ADS Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the First Closing Date and as of each Option Closing Date, if any, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Registration Statement and Prospectus. Each of the Registration Statement and the ADS Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Public Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement, the ADS Registration Statement and any post-effective amendment thereto, the Registration Statement, the ADS Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Form 8-A Registration Statement has become effective as provided in Section 12 of the Exchange Act; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of each Option Closing Date, if any, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(f) hereof.

(g) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the ADS Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the ADS Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(i) Marketing Materials. The Company has not distributed any prospectus or other offering material in connection with the Offering other than the Pricing Disclosure Package and the roadshow or investor presentations delivered to and approved by the Representatives for use in connection with the marketing of the Offering (the “Marketing Materials”). Except for Marketing Materials approved in writing by the Representatives, no Marketing Materials have been provided to investors or prospective investors.

(j) Good Standing of the Company. The Company has been duly incorporated, is validly existing as a company limited by shares in good standing under the laws of the Cayman Islands, has the power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as currently being conducted and as described in the Registration Statement, Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have or be reasonably likely to result in a material adverse effect on the business, properties, management, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the Company’s ability to perform its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”).

(k) Subsidiaries. Each of the Company’s direct and indirect subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) has been identified on Exhibit 21.1 to the Registration Statement, and has duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as currently being conducted and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and each Subsidiary is duly qualified to transact business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have or be reasonably likely to result in a Material Adverse Effect. All of the outstanding equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid and nonassessable and are free and clear of all liens, encumbrances, equities or claims. None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such Subsidiary. All of the constitutive or organizational documents of each of the Subsidiaries comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control, ownership, or interest in.

(l) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all of the issued and outstanding shares of the Company, including the Ordinary Shares, have been duly and validly authorized and issued and are fully paid and non-assessable; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the issued and outstanding shares of the Company are not subject to any pre-emptive or similar rights; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capitalization of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all the outstanding shares or other equity interests of each Subsidiary have been duly and validly authorized and issued, are paid in accordance with the applicable laws and the constitutive or organizational documents of each Subsidiary, and are owned or controlled directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(m) Public Securities. The Public Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Public Securities is not subject to any preemptive or similar rights. The Representatives’ Warrants to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Representatives’ Warrants is not subject to any preemptive or similar rights. The Warrant Shares have been duly authorized by the Company and, when issued, paid for and delivered upon due exercise of the Representatives’ Warrants, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Warrant Shares is not subject to any preemptive or similar rights.

(n) Validity and Binding Effect of Agreements. The Company has the power and authority to enter into this Agreement, the Representatives’ Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder and to authorize, issue and sell the Public Securities as contemplated by such agreements. This Agreement, the Representatives’ Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder have been duly authorized by the Company, and when executed and delivered by the Company, will constitute the valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as rights to indemnity hereunder may be limited by federal or state securities laws or public policy and except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(o) Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(p) American Depositary Receipts. Upon the due issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of the Ordinary Shares in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing the ADSs are registered will be entitled to the rights of registered holders of such ADRs evidencing the ADSs specified therein and in the Deposit Agreement.

(q) Holdings. No holder of any ADSs or underlying Offered Shares after the consummation of the transactions contemplated by the Transaction Documents is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such ADSs or underlying Offered Shares; and except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the ADSs to hold or transfer their securities.

(r) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(s) FINRA Disclosure.

(i) No Finder’s Fee. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus and as contemplated by this Agreement, there are no contracts, arrangements, agreements, understandings, payments or issuances between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for the payment of a brokerage commission or a finder’s, agent’s consulting or origination fee or other like payment by the Company or any Subsidiary in connection with this Offering or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any Subsidiary or, to the Company’s knowledge, any of its shareholders, that may affect the Underwriters’ compensation, as determined by FINRA.

(ii) Payments Within Twelve Months. Except as described in the Pricing Disclosure Package and the Prospectus, none of the Company or its Subsidiaries has made any direct or indirect payments (in cash, securities or otherwise) to: (A) any person, as a finder’s fee, investing fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (B) any FINRA member; or (C) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve month period prior to the date on which the Registration Statement was initially filed with the Commission[ or the date hereof], other than the payment to the Underwriters as provided hereunder in connection with the Offering.

(iii) Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(iv) FINRA Affiliation. To the Company’s knowledge, no (i) officer or director (for avoidance of doubt, references in this Agreement to director also include director nominees) of the Company or its Subsidiaries, (ii) owner of 10% or more of any class of the Company’s securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the date on which the Registration Statement was initially filed with the Commission, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Representatives and counsel to the Representatives if it becomes aware that any officer or director of the Company or its Subsidiaries or any owner of 10% or more of any class of the Company’s securities is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(v) Information. All information provided by the Company in its FINRA questionnaire to the Representatives’ counsel specifically for use by the Representatives’ counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

(t) Registration Rights. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, no person or entity has the right to require the Company or any of the Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or otherwise, except for persons and entities who have expressly waived such right in writing, or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Final Prospectus, there are no persons or entities with preemptive, registration or similar rights to have any securities registered by the Company under the Securities Act.

(u) No Consents Required. No consents, approvals, orders, authorizations or filings are required on the part of the Company in connection with the execution, delivery or performance of this Agreement, the Representatives’ Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder and the issue and sale of the Public Securities, except (A) the registration under the Securities Act of the Public Securities and ADSs, which has been effected, (B) the necessary filings and approvals from the [Nasdaq Global Market] (the “Exchange”), the Singapore Exchange Securities Trading Limited (the “SGX-ST”) and the shareholders of the Company to list the Public Securities, which filings have been made and approvals have been obtained (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or blue sky laws and the rules of FINRA in connection with the purchase and distribution of the Public Securities by the Underwriters, (D) such consents and approvals as have been obtained and are in full force and effect, (E) as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (F) such consents, approvals, orders, authorizations and filings the failure of which to make or obtain, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect.

(v) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, the Representatives’ Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder, the issuance and sale of the Public Securities and the application of the net proceeds from the issuance and sale of the Offered ADSs as set forth in the Pricing Disclosure Package and the Prospectus will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, order, rule or regulation to which the Company or any Subsidiary is subject, or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that the breach or violation is not reasonably likely to result in a Material Adverse Effect, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) (a “Default Acceleration Event”) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, violation, breach, default, or Default Acceleration Event is not reasonably likely to result in a Material Adverse Effect, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Memorandum and Articles of Association, or similar or governing organizational documents.

(w) Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is (i) in violation, breach or default of its respective Certificate of Incorporation, Memorandum and Articles of Association, or similar organizational or governing documents; (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject; or (iii) in violation or breach of, or default under, any law, statute, judgment, order, decree, rule or regulation of any court, arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such defaults or violation that would not, individually or in the aggregate, result in a Material Adverse Effect.

(x) Possession of Licenses and Permits; Compliance with Laws. The Company and its Subsidiaries hold, possess, and are in compliance with, all adequate certificates, authorizations, franchises, grants, authorizations, licenses, easements, consents, certificates, orders and permits issued by appropriate federal, state, local or foreign governmental, self-regulatory, agencies, authorities or bodies (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted by them. All such Licenses are in full force and effect. The Company and each of its Subsidiaries are in compliance with the terms and conditions of all such Licenses and have not received any notice of proceedings relating to the revocation or modification of any Licenses and do not have reason to believe that any Licenses will not be renewed in the ordinary course. Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(y) Absence of Labor Dispute. There is: (i) no unfair labor practice complaint pending against the Company or any of its Subsidiaries, nor to the Company’s knowledge, threatened or imminent against it or any of its Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the Company’s knowledge, threatened or imminent against it or any of its Subsidiaries; and (ii) no labor problem, dispute or disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor problem, dispute or disturbance by the employees of any of its or its Subsidiaries, principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary.

(z) Possession of Intellectual Property. The Company and each of its Subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, conflict or fee. To the Company’s knowledge, none of the technology employed by the Company or any Subsidiary has been obtained or is being used by the Company or such Subsidiary in violation of any contractual obligation binding on the Company or such Subsidiary or, to the Company’s knowledge, any of the officers, directors or employees of the Company or any Subsidiary, or, to the Company’s knowledge, otherwise in violation of the rights of any persons.

(aa) Environmental Laws. The Company and its Subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses, except where the failure to comply has not had and would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which has not had and would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries has knowledge.

(bb) Accurate Disclosure. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate, complete and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown. There are no contracts or other documents required to be described in the Registration Statement, the Pricing Disclosure Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been fairly and accurately described or filed as required.

(cc) Statistical and Market-Related Data. All statistical and market-related data included in the Registration Statement, Pricing Disclosure Package and the Prospectus, or included in the Marketing Materials, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, the Company has no knowledge of any facts that would make such information not reliable or inaccurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(dd) Forward-Looking Statements. The Company has a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the Marketing Materials.

(ee) Cybersecurity. (i)(A) To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third-party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries), equipment or technology (collectively, “IT Systems and Data”) and (B) the Company and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; (ii) the Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; and (iii) the Company and its Subsidiaries have implemented appropriate controls, policies, procedures and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.

(ff) Compliance with ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its Subsidiaries which would reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur any material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and to the Company’s knowledge nothing has occurred, whether by action or by failure to act, that could, singularly or in the aggregate, cause the loss of such qualification.

(gg) No Restriction on Dividends. None of the Company or its Subsidiaries is currently prohibited, directly or indirectly, from (i) paying any dividends or making any other distributions on its share capital, (ii) making or repaying any loan or advance to the Company or any Subsidiary, and (iii) transferring any of its property or assets to the Company or any Subsidiary, except as described in the Pricing Disclosure Package and the Prospectus; and all dividends and other distributions declared and payable upon the share capital of the Company or any of its Subsidiaries (A) may be converted into foreign currency that may be freely transferred out of such person’s jurisdiction of incorporation, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such person’s jurisdiction of incorporation or tax residence, and (B) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of such person’s jurisdiction of incorporation, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency or body having jurisdiction over such person, except as described in the Pricing Disclosure Package and the Prospectus.

(hh) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that have not been described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of their respective family members. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no other transactions between or among the Company, any Subsidiary, or directors, officers or other control persons of the Company or any Subsidiary. All such transactions have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under applicable law.

(ii) Compliance with the Sarbanes-Oxley Act. The Company has taken all actions it deems reasonably necessary or advisable to take on or prior to the date of this Agreement to assure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and will take all action it deems reasonably necessary or advisable to assure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon it and at all times after the effectiveness of such provisions.

(jj) Independent Auditor. PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, has advised the Company that it is an independent registered public accounting firm with respect to the Company and its Subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(kk) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) under the Exchange Act) that are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ll) Internal Controls. The Company and its Subsidiaries maintain a system of “internal control over financial reporting” (as defined under Rules 13a-15(f) under the Exchange Act), including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with applicable Securities Laws and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, are sufficient to provide reasonable assurances regarding the reliability of financial reporting and that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the set of accounting rules that the Company follows specifying how to present its financial information, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company’s board of directors (the “Board”) has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable rules of The Nasdaq Stock Market LLC (the “Exchange Rules”), validly appointed an audit committee (the “Audit Committee”) of the Board to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Board and/or the Audit Committee has adopted a charter that satisfies the requirements of the Exchange Rules. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company’s internal control over financial reporting is effective and none of the Company, the Board or the Audit Committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls. Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a “significant deficiency” or “material weakness” (each, as defined in Rule 12b-2 of the Exchange Act), a change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

(mm) Absence of Accounting Issues. A member of the Audit Committee or the Board has confirmed to the Chief Executive Officer or Chief Financial Officer of the Company that, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Audit Committee or the Board is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee or the Board review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.

(nn) Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs. For the sake of clarity, actions by the Underwriters or persons acting on their behalf will not constitute direct or indirect action by the Company for purposes of this Section 2(nn).

(oo) Litigation. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign, or any arbitrator or mediator) against or affecting the Company, any of its Subsidiaries or any of their respective properties or assets, or which has as the subject thereof any officer or director of, any employee benefit plan sponsored or any property or assets owned or leased by, the Company or any Subsidiary, that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect their respective properties or assets or the ability of the Company to perform its obligations under the Transaction Documents or the Representatives’ Warrants, or which are otherwise material in the context of the sale of the Offered ADSs; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign, or any arbitrator or mediator) are threatened or, to the knowledge of the Company or any of its Subsidiaries, contemplated. There are no current or, to the knowledge of the Company, pending or threatened, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any Subsidiary is subject or (y) which has as the subject thereof any officer or director of, any employee plan sponsored by or any property or assets owned or leased by, the Company or any Subsidiary, that are required to be described in the Registration Statement, Pricing Disclosure Package and Prospectus and that have not been so described.

(pp) Financial Statements. The consolidated financial statements of the Company, together with the related notes and schedules, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, including the rules and regulations thereunder, and fairly present, in all material respects, the consolidated financial condition of the Company as of the dates indicated and the consolidated results of operations and changes in cash flows for the periods therein specified in conformity with International Financial Reporting Standards consistently applied throughout the periods involved. Except as have been included in the Registration Statement, the Pricing Disclosure Package or the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the rules and regulations promulgated thereunder.

[The unaudited and unreviewed financial data for the quarter ended [●] included in the Registration Statement, the Pricing Disclosure Package and the Prospectus was made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith best estimate of the matters described therein.]

(qq) No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus, (i) there has been no change, nor any development or event involving a prospective change, that would reasonably be likely to result in a Material Adverse Effect, and there has been no occurrence of any Material Adverse Effect, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its Subsidiaries on any class of its capital stock, (iii) there has been no change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company or any of its Subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company or any of its Subsidiaries, (v) there has been no obligation or liability, direct or contingent, that is material to the Company or any of its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries and (vi) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(rr) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(ss) No Integration. Neither the Company nor any of its affiliates (which for purposes of this Agreement has the meaning set forth in Rule 405 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities that would be, individually or in the aggregate, integrated with the offer and sale of the Offered ADSs contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.

(tt) No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its Subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(uu) Taxes. Each of the Company and its Subsidiaries has (a) filed all foreign, federal, state and local tax returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (b) paid all taxes (as hereinafter defined) shown as due and payable on such returns that were filed and has paid all taxes imposed on or assessed against it. The provisions for taxes payable, if any, shown on the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. To the Company’s knowledge, no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(vv) Insurance. The Company and each of its Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is commercially reasonable for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(ww) No Unlawful Payments. Neither the Company nor any of its Subsidiaries or affiliates, nor any director, officer or employee, nor, to the knowledge of the Company, any agent, representative or other person acting on behalf of the Company or of any of its Subsidiaries or affiliates, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any government official, including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office (“Governmental Official”) to influence official action or secure an improper advantage, (iii) violated or is in violation of, or is aware of or taken any action that would result in a violation of, any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rule and regulations thereunder, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, to any Governmental Official or other person or entity. The Company and its Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-bribery and anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws and with the representation and warranty contained herein.

(xx) Compliance with Anti-Money Laundering Laws. None of the Company or its Subsidiaries, their respective affiliates nor any of their respective officers, directors, supervisors, managers, agents, or employees, has violated, the Company’s participation in the Offering will not violate, and the Company and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with, anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and its Subsidiaries, threatened.

(yy) Economic Sanctions. Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee thereof, nor, to the knowledge of the Company, any agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is: the subject or target of any U.S. sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Swiss Secretariat of Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Sudan and Syria (each a “Sanctioned Country”); and the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity: (i) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject or target of any Sanctions; (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the Offering, whether as underwriter, advisor, investor or otherwise). For the past five years, the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

(zz) Listing. The Company’s ADSs are registered pursuant to Section 12(b) of the Exchange Act and are approved for listing on the Exchange. There is no action pending by the Company or, to the Company’s knowledge, by the Exchange to delist the ADSs from Exchange, nor has the Company received any notification that Exchange is contemplating terminating such listing. When issued the Public Securities will be listed on the Exchange. The Company has taken all actions it deems reasonably necessary or advisable to take on or prior to the date of this Agreement to ensure that it will be in compliance in all material respects with all applicable corporate governance requirements set forth in the Exchange Rules that are then in effect and applicable to the Company, and will take all action it deems reasonably necessary or advisable to ensure that it will be in compliance in all material respects with other applicable corporate governance requirements set forth in the Exchange Rules not currently in effect upon and all times after the effectiveness of such requirements, to the extent applicable to the Company.

(aaa) Accuracy of Exhibits. There is no Contract or document required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement, the Pricing Disclosure Package or in the Prospectus or to be filed as an exhibit to the Registration Statement (“Material Contracts”) that is not so described or filed therein as required; and all descriptions of any Material Contracts contained in the Registration Statement, the Pricing Disclosure Package and in the Prospectus are accurate and complete descriptions of the Material Contracts in all material respects. Other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Material Contract has been suspended or terminated for convenience or default by the Company or any Subsidiary party thereto or any of the other parties thereto, and neither the Company nor any of its Subsidiaries has received notice, and the Company has no knowledge, of any such pending or threatened suspension or termination.

(bbb) Solvency. Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Offered ADSs hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(ccc) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries (i) do not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) do not intend to use any of the proceeds from the sale of the Offered ADSs to repay any outstanding debt owed to any affiliate of any Underwriter.

(ddd) Margin Rules. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System. The application of the proceeds received by the Company from the issuance, sale and delivery of the Offered ADSs as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not, directly or indirectly, violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(eee) No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(fff) No Immunity. None of the Company or its Subsidiaries or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, Singapore, U.S. federal or New York state law from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, Singapore, U.S. federal or New York state law, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Transaction Documents or the Representatives’ Warrants; and, to the extent that the Company or any of its Subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its Subsidiaries waives or will waive such right to the extent permitted by law.

(ggg) Validity of Choice of Law. The choice of the laws of the State of New York as the governing law of this Agreement and the Representatives’ Warrants is each a valid choice of law under the laws of the Cayman Islands and Singapore and will be honored by courts in the Cayman Islands and Singapore, subject to the restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has the power to submit, and pursuant to the Transaction Documents and the Representatives’ Warrants, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each State of New York and United States Federal court sitting in the City of New York, New York County or the United States District Court for the Southern District of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to the Transaction Documents and the Representatives’ Warrants, has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to the Transaction Documents, any preliminary prospectus, the Pricing Disclosure Package, the Prospectus, the Registration Statement, or the offering of the Offered ADSs and the Warrant ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in the Transaction Documents and the Representatives’ Warrants.

(hhh) Enforceability of Judgment. Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Representatives’ Warrants and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company, without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by the courts of the Cayman Islands and Singapore. The Company is not aware of any reason why the enforcement in the Cayman Islands, or Singapore of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or Singapore.

(iii) Officer’s Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representatives, the Underwriters or to counsel to the Representatives or the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters solely as to the matters expressly covered thereby and solely for purposes of determining satisfaction of the conditions set forth in Section 6.

(jjj) Passive Foreign Investment Company Status. Based on the Company’s current income and assets and projections as to the value of its assets and the market value of its Ordinary Shares, including the current and anticipated valuation of its assets, the Company does not believe it was a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its most recent taxable year, and does not expect to become a PFIC for its current taxable year or in the foreseeable future.

(kkk) Foreign Private Issuer. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(lll) Ownership of Assets. Each of the Company and its Subsidiaries has good and marketable title to all property (whether real or personal) described in the Pricing Disclosure Package and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except such as are described in the Pricing Disclosure Package and the Prospectus. The properties held under lease by any of the Company or its Subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries, as applicable.

(mmm) Compliance with Occupational Laws. Except as described in the Pricing Disclosure Package and the Prospectus, each of the Company and its Subsidiaries (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against any of the Company or its Subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(mmm) Lock-Up Agreements. Schedule C hereto contains a complete and accurate list of the Company’s officers, directors and certain beneficial owners of the Company’s outstanding Ordinary Shares (or securities convertible or exercisable into Ordinary Shares) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representatives an executed Lock-Up Agreement, in the form attached hereto as Exhibit A (the “Lock-Up Agreements”), prior to the execution of this Agreement. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to its transfer agent and registrar for the Ordinary Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement. If the Representatives, in their sole discretion, agree to release or waive the restrictions of any Lock-Up Agreement between an officer or director of the Company and the Representatives and provide the Company with notice of the impending release or waiver at least three Business Days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by means of a press release substantially in the form of Exhibit B hereto, issued through a major news service, at least two Business Days before the effective date of the release or waiver. For purposes of this Agreement, a “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(nnn) D&O Information. All information concerning the Company’s directors, officers and principal shareholders described in the Pricing Disclosure Package and the Prospectus, is true and correct in all material respects and the Company has not become aware of any information which would cause such information to become materially inaccurate or incorrect.

(ooo) Books and Records. The minute books of the Company and each of its Subsidiaries have been made available to the Representatives and counsel for the Representatives, and such books (i) contain a complete summary of all meetings and actions of the Board (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(ppp) Continued Business. No supplier, customer, distributor or sales agent of the Company or any Subsidiary has notified the Company or any Subsidiary that it intends to discontinue or decrease the rate of business done with the Company or any Subsidiary, except where such discontinuation or decrease has not resulted in and would not reasonably be likely to result in a Material Adverse Effect.

(qqq) No Financial Advisor. Other than the Underwriters, no person has the right to act as an underwriter or as a financial advisor to the Company or any Subsidiary in connection with the transactions contemplated hereby.

(rrr) No Stamp or Transaction Taxes. No stamp, registration, issuance or other transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with: (A) the sale, transfer or delivery by the Company of the Offered ADSs to or for the respective accounts of the several Underwriters, (B) the sale, transfer or delivery by the Underwriters of the Offered ADSs to the initial purchasers thereof in the manner contemplated by this Agreement or (C) the execution and delivery of and performance under this Agreement.

3. Purchase, Sale and Delivery of Public Securities.

(a) First Closing.

(i) On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, on the First Closing Date, from the Company, at a purchase price of $[●] per ADS, representing an underwriting discount of 7.0% from the public offering price of the Offered ADSs, the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A hereto. Furthermore, the Company agrees to issue to each Representative on the First Closing Date a Representative’s Warrant exercisable for an aggregate of [●]Warrant ADSs (the “First Closing Representatives’ Warrants”).

(ii) On the First Closing Date, the Company will deliver the Firm ADSs to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives, against payment of the purchase price by the Underwriters in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company, and the Company will deliver the First Closing Representatives’ Warrants to the Representatives and the other items required pursuant to Section 6 on the First Closing Date (the “First Closing”). Delivery of the Offered ADSs at the First Closing shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. Upon satisfaction of the covenants and conditions set forth in this Agreement, the First Closing shall occur at the offices of Roth Capital Partners, LLC, 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660, or such other location as may be mutually acceptable, or by remote electronic exchange, at 6:00 a.m. Pacific Time, on [●], 2026, or at such other time and date as the Representatives and the Company determine pursuant to Rule 15c6-1 under the Exchange Act (the “First Closing Date”).

(b) Option Closing.

(i) In addition, upon written notice from the Representatives given to the Company from time to time not more than 45 days subsequent to the date of the Prospectus (the “Option Notice”), the Underwriters may purchase all or less than all of the Option ADSs at the purchase price per share to be paid for the Firm ADSs. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase on each Option Closing Date the number of Option ADSs specified in the Option Notice, and the Company agrees to issue to each Representative on each Option Closing Date a Representative’s Warrant exercisable for an aggregate number of Warrant ADSs equal to one and a half percent (1.5%) of the Option ADSs offered at each Option Closing (the “Option Closing Representatives’ Warrants”). Such Option ADSs shall be purchased for the account of each Underwriter in the same proportion as the number of Firm ADSs set forth opposite such Underwriter’s name (subject to adjustment by the Representatives to eliminate fractions). No Option ADSs shall be sold or delivered unless the Firm ADSs previously have been, or simultaneously are, sold and delivered. The right to purchase the Option ADSs or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

(ii) Each time for the delivery of and payment for the Option ADSs, being herein referred to as an “Option Closing Date”, which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be no earlier than [one (1) full Business Day] nor later than five (5) full Business Days after written notice of election to purchase Option ADSs is given. On each Option Closing Date, the Company will deliver the Option ADSs being purchased on such Option Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters, in a form reasonably acceptable to the Representatives against payment of the purchase price therefore in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company, and the Company will deliver the Option Closing Representatives’ Warrants to the Representatives and the other items required pursuant to Section 6 on each Option Closing Date (“Option Closing”). Delivery of the Offered ADSs at the Option Closing shall be made through the facilities of DTC unless the Representatives shall otherwise instruct. Upon satisfaction of the covenants and conditions set forth in this Agreement, each Option Closing shall occur at the offices of Roth Capital Partners, LLC, 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660, or such other location as may be mutually acceptable, or by remote electronic exchange, at 6:00 a.m. Pacific Time, on each Option Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered ADSs for sale to the public on the terms set forth in the Pricing Disclosure Package and the Prospectus.

5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

(a) Additional Filings. The Company shall prepare the Prospectus containing the Rule 430 Information omitted from the Preliminary Prospectus in a form approved by the Underwriters and file such Final Prospectus pursuant to Rule 424(b) and 430A of the Securities Act not later within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Securities Act. If the Company has elected to rely upon Rule 462(b) of the Securities Act to increase the size of the offering registered under the Securities Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Securities Act.

(b) Filing of Amendments. Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Public Securities is required to be delivered under the Securities Act by the Underwriters or any dealer (the “Prospectus Delivery Period”), the Company will prepare and file with the Commission, promptly upon the Representatives’ request, any amendments or supplements to the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package or the Prospectus that, in the Representatives’ reasonable opinion, may be necessary or advisable in connection with the distribution of the Offered ADSs by the Underwriters; and the Company will furnish the Representatives and their counsel a copy of any proposed amendment or supplement to the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package or Prospectus and will not file any such amendment or supplement to which the Representatives shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing. Notwithstanding the foregoing, this obligation shall not apply to the Company’s filing of periodic reports under the Exchange Act (including Form 20-F and Form 6-K) that are deemed to amend or supplement the Registration Statement.

(c) Response to Commission Requests. During the Prospectus Delivery Period, the Company shall promptly advise the Underwriters in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or the ADS Registration Statement, or any amendment or supplement to the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement or the ADS Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the ADSs from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B or 430C as applicable, under the Securities Act and will use its commercially reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or 164(b) of the Securities Act).

(d) Continued Compliance with Securities Laws. During the Prospectus Delivery Period, the Company will comply with all requirements of the Securities Act as from time to time in force, and by the Exchange Act, so far as necessary to permit the continuance of sales of or dealings in the Public Securities as contemplated by the provisions hereof, the Pricing Disclosure Package, the Registration Statement and the Prospectus. If during the Prospectus Delivery Period, any event occurs the result of which would cause the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) to include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriters of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance, and notify the Underwriters when any amendment to the Registration Statement is filed and becomes effective or when any supplement to the Prospectus (or if the Prospectus is not yet available to prospective investors, the Pricing Disclosure Package) is filed. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(e) Issuer Free Writing Prospectus; Testing-the-Waters Communication. If at any time following the distribution of any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Public Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters of such conflict, untrue statement or omission, will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication to eliminate or correct such conflict, untrue statement or omission, and will promptly notify the Underwriters when such amendment or supplement was or is filed with the Commission to the extent required to be filed by the Securities Act.

(f) Rule 158. As soon as practicable, but in any event not later than fifteen months after the end of the Company’s current fiscal quarter, the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of at least twelve months that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

(g) Furnishing of Prospectuses. During the Prospectus Delivery Period, the Company will furnish to the Underwriters copies of each Registration Statement (of which will be signed and will include all exhibits), each Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(h) Blue Sky Qualifications. The Company will arrange for the qualification of the Public Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Public Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to execute a general consent to service of process in any state or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(i) Reporting Requirements. During the period of three years from the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Underwriters as soon as reasonably practicable upon availability, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, that any information or documents available on Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”) shall be considered furnished for purposes of this Section 5(i).

(j) Payment of Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation (i) all expenses (including issue, transfer, stamp and other taxes) incurred in connection with the issuance, sale, preparation and delivery of (x) the Offered Shares with the Depositary in accordance with the Deposit Agreement and (y) the Public Securities to the Underwriters, and the cost of preparing and printing certificates, if any (ii) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement (in each case including the financial statements therein and all amendments, schedules, and exhibits thereto), the Public Securities, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, (iii) the fees and expenses of the Company’s counsel and independent accountants, (iv) all actual, reasonable and documented filing fees and actual, reasonable and documented fees and disbursements of the Representatives’ counsel incurred in connection with the qualification of the Public Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Representatives shall designate, (v) the actual, reasonable and documented filing fees and actual, reasonable and documented fees and disbursements of counsel to the Representatives incident to any required review and approval by FINRA, of the terms of the sale of the Public Securities, (vi) all expenses and application fees related to the listing of the ADSs on the Exchange, (vii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. The Company will reimburse the Representatives for their actual, reasonable and documented out-of-pocket expenses, including actual, reasonable and documented legal fees and disbursements, incurred by the Representatives in connection with the purchase and sale of the Public Securities contemplated hereby up to an aggregate of $250,000 (including amounts payable pursuant to clauses (iv) and (v) above). If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 9, the Company will reimburse the Representatives for all actual, reasonable and documented outstanding out-of-pocket disbursements (including, but not limited to, actual, reasonable and documented fees and disbursements of counsel, travel expenses and postage) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Public Securities or in contemplation of performing its obligations hereunder, up to an aggregate amount of $125,000.

(k) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered ADSs to be sold by it hereunder for the purposes set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.” Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company shall not use any of the proceeds from the sale of the Offered ADSs hereunder to repay any outstanding debt owed to any Underwriter or affiliate of any Underwriter.

(l) Absence of Manipulation. Other than excepted activity pursuant to Regulation M under the Exchange Act, the Company will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs. For the sake of clarity, actions by the Underwriters or persons acting on its behalf will not constitute direct or indirect action by the Company for purposes of this Section.

(m) Restriction on Sale of Securities by the Company. The Company agrees that, without the prior written consent of the Representatives, it will not, during the period ending 180 days after the date hereof (the “Restricted Period”), (i) offer, pledge, issue, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, ADSs or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise; (iii) file any registration statement with the Commission relating to the offering of any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or (iv) publicly disclose the intention to take any such action.

The restrictions described above shall not apply to: (i) the Offered ADSs to be sold hereunder, (ii) any Ordinary Shares, ADSs or securities convertible into or exercisable for Ordinary Shares or ADSs issued under any equity incentive plan of or warrants issued by the Company, as applicable, and in each case, outstanding on the date of this Agreement and described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) grants of stock options, stock awards, restricted stock, restricted stock units, or other equity awards and the issuance of Ordinary Shares, ADSs or securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, provided that no filing by such employees, officers, directors, advisors, or consultants under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with any subsequent sale of Ordinary Shares or ADSs during the Restricted Period; (iv) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Registration Statement, the Pricing Disclosure Package or any assumed benefit plan pursuant to an acquisition or similar strategic transaction; (v) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that (a) such plan does not provide for the transfer of Ordinary Shares or ADSs during the Restricted Period and (b) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Ordinary Shares or ADSs may be made under such plan during the Restricted Period; (vi) deposit Ordinary Shares with the Depositary for conversion into American Depositary Shares in connection with the contemplated issuance of options under any employee benefit plan or equity incentive plan described in the Registration Statement; or (vii) the issuance of Ordinary Shares, ADSs or securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs in connection with a bona fide commercial transaction with an unaffiliated third party (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements) or any acquisition of assets or acquisition of not less than a majority or controlling portion of the equity of another entity; provided that (a) the aggregate number of Ordinary Shares or ADSs or securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs issued pursuant to this clause (vii) shall not exceed ten percent (10%) of the total number of outstanding Ordinary Shares immediately following the completion of the transactions contemplated by this Agreement, (b) any such transaction pursuant to clause (vii) shall be approved by a majority of the disinterested directors of the Company and (c) each recipient of any such Ordinary Shares, ADSs or other securities issued or granted pursuant to clause (vii) during the period ending 180 days after the date hereof shall enter into a lock-up agreement substantially in the form of Exhibit A hereto for the remaining term of the Restricted Period.

(n) Agreement to Announce Lock-up Waiver. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service or through other means permitted by FINRA at least two Business Days before the effective date of the release or waiver.

(o) Lock-up Period. The Company agrees not to facilitate any shareholder’s conversion of Ordinary Shares to ADSs during the Restricted Period without the prior written consent of the Representatives.

(p) Emerging Growth Company; Foreign Private Issuer. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company or a Foreign Private Issuer at any time prior to the later of (i) the end of the Prospectus Delivery Period and (ii) 180 days after the date hereof.

(q) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule B. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(r) Transfer Agent. The Company hereby agrees to engage and maintain, at its expense, a registrar and transfer agent for the ADSs reasonably acceptable to the Underwriters, and shall retain such transfer agent for a period of not less than one year from the First Closing Date.

(s) Press Release. The Company shall not issue any press release without the Representatives’ prior written consent, commencing on the date of this Agreement and continuing for a period of 40 days from the First Closing Date, which consent shall not be unreasonably withheld or delayed; provided that the Representatives’ consent shall not be required with respect to any press release or other public disclosure that is required by law or any normal and customary releases issued in the ordinary course of the Company’s business. Without limiting the foregoing, the Company shall make all announcements and disclosures to the SGX-ST required under the Catalist Rules in respect of the Offering and the issue of the Public Securities at the times and in the manner required by the Catalist Rules, and shall provide the Representatives with a copy of each such announcement reasonably in advance of release where practicable.

(t) Effectiveness of the Registration Statement. The Company will use commercially reasonable efforts to cause the Registration Statement to remain effective with a current prospectus until the later of nine months from the date of this Agreement and the date on which the Representatives’ Warrants are no longer outstanding.

(u) Right of First Refusal. Provided that the Firm ADSs are sold in accordance with the terms of this Agreement, the Representatives (or any affiliate(s) designated by the Representatives) shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twelve (12) months after the First Closing Date (the “ROFR Period”), to act as sole or joint underwriter or sole or joint exclusive placement agent, at the Representatives’ sole and exclusive discretion, for each and every future public offering in the United States of equity, equity-linked or debt securities, during such ROFR Period, of the Company, or any successor to the Company (each, a “Subject Transaction”). For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional underwriter and/or placement agent in a Subject Transaction without the express written consent of the Representatives.

The Company shall notify the Representatives of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof to the Representatives. If the Representatives fail to exercise their Right of First Refusal with respect to a Subject Transaction within ten (10) Business Days after receipt of such written notice, then the Representatives shall have no further claim or right with respect to the Subject Transaction. The Representatives may elect, in their sole and absolute discretion, not to exercise their Right of First Refusal with respect to a Subject Transaction; provided that any such election by the Representatives shall not adversely affect the Representatives’ Right of First Refusal with respect to any other Subject Transaction during the ROFR Period. If the Representatives (on behalf of themselves or any affiliate(s)) exercise their Right of First Refusal, the terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Representatives, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of the Representatives’ internal committees and any other conditions that the Representatives may deem appropriate for a transaction of such nature. The agreement governing any such engagements will contain, among other things, provisions for customary indemnification and customary fees for transactions of similar size and nature, which are appropriate to the Subject Transaction. If the Representatives decline to exercise the Right of First Refusal, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms declined by the Representatives. In accordance with FINRA Rule 5110(g)(5), the Right of First Refusal granted hereunder may be terminated by the Company for “Cause,” which shall mean a material failure by the Representatives to provide the services contemplated by this Agreement.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm ADSs on the First Closing Date and the Option ADSs to be purchased on each Option Closing Date will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder and to the following additional conditions precedent:

(a) Registration Compliance; No Stop Order. If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the rules and regulations promulgated thereunder, the Company shall have timely filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or 164(b) under the Securities Act); the Registration Statement and the ADS Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, any Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or, to the Company’s knowledge, threatened by the Commission; any request of the Commission for additional information (to be included in the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

(b) Exchange Listing. The Public Securities shall have been approved for listing on the Exchange, subject to official notice of issuance and evidence of satisfactory distribution, and shall be DTC eligible.

(c) FINRA Matters. FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements of the transactions contemplated hereunder.

(d) Continued Compliance with Securities Laws. The Representatives shall not have reasonably determined and advised the Company that the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the reasonable opinion of the Representatives, is material, or omits to state a fact which, in the Representatives’ reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(e) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiaries taken as a whole which, in the reasonable judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with the offering, sale or delivery of the Offered ADSs on the applicable Closing Date on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus; (ii) any change in either U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the reasonable judgment of the Representatives, impractical to market the Offered ADSs or to enforce contracts for the sale of the Offered ADSs; (iii) any suspension or material limitation of trading in securities generally on the Exchange or the New York Stock Exchange; (iv) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by any U.S. federal or New York authorities; (vi) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered ADSs or to enforce contracts for the sale of the Offered ADSs.

(f) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, local or foreign governmental or regulatory authority that would, as of such Closing Date, prevent the issuance or sale of the Public Securities; and no injunction or order of any federal, state, local or foreign court shall have been issued that would, as of such Closing Date, prevent the issuance or sale of the Public Securities.

(g) Accountants’ Comfort Letters. On the date of this Agreement and on the First Closing Date and each Option Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company, a letter, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 201 of Regulation S-X of the Commission, and confirming the conclusions and findings of said firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial and related information, and other matters required by the Representatives.

(h) Officers’ Certificate. On the First Closing Date and on each Option Closing Date, the Representatives shall have received a certificate, dated as of such Closing Date, executed by the Chief Executive Officer and Chief Financial Officer of the Company (in their capacities as such and not in their individual capacities), in which such officers shall certify that: the representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date; no stop order or other order (i) suspending the effectiveness of any Registration Statement or any part thereof or any amendment thereof, (ii) suspending the qualification of the Public Securities for offering or sale, or (iii) suspending or preventing the use of the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission or any state or regulatory body; there has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to such Closing Date; the Company’s Memorandum of Association and Articles of Association are true and complete, have not been modified and are in full force and effect; the resolutions of the Board relating to the Offering are in full force and effect and have not been modified; as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and as to the incumbency of the officers and directors of the Company. The documents referred to in such certificate shall be attached to such certificate.

(i) Chief Financial Officer’s Certificate. On the date of this Agreement, the Representatives shall have received a certificate, dated the date hereof, of the Company’s Chief Financial Officer (the “CFO Certificate”), in form and substance reasonably satisfactory to the Representatives, covering certain financial and operational data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other customary matters. In addition, on the First Closing Date and on each Option Closing Date, the Representatives shall have received from the Company a “bring-down CFO Certificate” dated such Closing Date addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, covering certain financial and operational data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other customary matters.

 (j) Opinions of Counsel for the Company. On the First Closing Date and on each Option Closing Date, the Representatives shall have received:

(i) an opinion of Norton Rose Fulbright US LLP and negative assurances letter of Norton Rose Fulbright Hong Kong, U.S. legal counsel for the Company, dated as of such Closing Date, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives;

(ii) an opinion of Maples and Calder (Hong Kong) LLP, Cayman Islands legal counsel for the Company, dated as of such Closing Date, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives;

(iii) an opinion of Drew & Napier LLC, Singapore legal counsel for the Company, dated as of such Closing Date, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

The Underwriters shall also be entitled to rely on the opinions of (i) the Company’s Cayman Islands legal counsel, Maples and Calder (Hong Kong) LLP, filed as Exhibits 5.1 and 8.1 to the Registration Statement, regarding the validity of the Ordinary Shares being registered and as to Cayman Islands tax matters, (ii) the Company’s U.S. legal counsel, Norton Rose Fulbright US LLP, filed as Exhibit 5.2 to the Registration Statement, regarding the validity of the Representatives’ Warrants being registered, and (iii) legal counsel to the Depositary, Ziegler, Ziegler & Associates LLP, filed as Exhibit 4 to the ADS Registration Statement as to the legality of the ADSs being registered.

(k) Opinion of Counsel for Underwriters. On the First Closing Date and on each Option Closing Date, the Representatives shall have received from Taft Stettinius & Hollister LLP, legal counsel for the Underwriters, an opinion, dated as of such Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such legal counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(l) Good Standing. On the First Closing Date and on each Option Closing Date, the Underwriters shall have received on and as of such Closing Date satisfactory evidence of the good standing of the Company and its Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Underwriters may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions or, for any such jurisdiction in which evidence of good standing may not be obtained from appropriate governmental authorities, in the form of an opinion of counsel licensed in the applicable jurisdiction.

 (m) Lock-Up Agreements. On or prior to the date hereof, the Representatives shall have received duly executed lock-up agreements, in the form set forth on Exhibit A hereto, from each of the Lock-Up Parties, and such lock-up agreements shall be in full force and effect.

(n) ADSs. On or prior to the applicable Closing Date, the ADSs shall be eligible for clearance and settlement through the facilities of DTC.

(o) Deposit Agreement. The Deposit Agreement shall be in full force and effect.

(p) Depositary Certificate. On the applicable Closing Date, the Representatives shall have received a certificate of the Depositary, in form and substance reasonably satisfactory to the Representatives, executed by one of its authorized officers with respect to the deposit with the custodian under the Deposit Agreement of the Ordinary Shares underlying the ADSs to be purchased against the issuance of the ADRs evidencing such ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(q) Representatives’ Warrants. At the applicable Closing Date, the Company shall issue the Representatives’ Warrants to the Representatives, as set forth herein.

The Company shall have furnished to the Representatives and their counsel such additional documents, certificates and evidence as the Representatives or their counsel may have reasonably requested. All opinions, letters, certificates and other items mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives or their counsel. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the First Closing Date or on each Option Closing Date, as applicable, and such termination shall be without liability of any party to any other party, except that Section 5(j), Section 7 and Section 10 shall survive any such termination and remain in full force and effect.

7. Indemnification and Contribution.

(a) Indemnification of Underwriters by Company. The Company agrees to indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Securities Act, the Exchange Act, other federal, local, foreign or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Securities Act, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of material fact contained in the Pricing Disclosure Package, any Written Testing-the-Waters Communications or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or the Marketing Materials or in any other materials provided by the Company alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) in whole or in part, any material inaccuracy in the representations and warranties of the Company contained herein, or (iv) in whole or in part, any material failure of the Company to perform its obligations hereunder or under law, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with evaluating, investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement, the Pricing Disclosure Package, any Written Testing-the-Waters Communications, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the related Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (f) below.

(b) Indemnification of Company. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Securities Act, the Exchange Act, or other federal, local, foreign or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, the Pricing Disclosure Package, or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (f) below, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with evaluating, investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred. The obligation of the Underwriters to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount applicable to the Offered ADSs to be purchased by the Underwriters hereunder actually received by the Underwriters.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 7, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement and (iii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under this Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d).

(e) The obligations of the Company under this Section 7 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of each Underwriters under this Section 7 shall be in addition to any liability that the Underwriters may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company and its respective officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f) For purposes of this Agreement, each of the Underwriters severally confirms, and the Company acknowledges, that there is no information concerning such Underwriter furnished in writing to the Company by such Underwriter specifically for preparation of or inclusion in the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, other than the statement set forth in the last paragraph on the cover page of the Prospectus, the marketing and legal names of each of the Underwriters, and the statements set forth in the “Underwriting” section of the Registration Statement, the Pricing Disclosure Package, and the Prospectus only insofar as such statements relate to the amount of selling concession and re-allowance, if any, or to over-allotment, stabilization and related activities that may be undertaken by such Underwriter.

8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered ADSs hereunder on either the First Closing Date or any Option Closing Date and the aggregate number of Offered ADSs that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered ADSs that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered ADSs by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered ADSs that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered ADSs with respect to which such default or defaults occur exceeds 10% of the total number of Offered ADSs that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company for the purchase of such Offered ADSs by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 5(j), Section 7 and Section 10 (provided that if such default occurs with respect to Option ADSs after the First Closing Date, this Agreement will not terminate as to the Firm ADSs or any Option ADSs purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, at any time prior to the First Closing Date or any Option Closing Date (as to the Option ADSs to be purchased on such Option Closing Date only), if (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, the securities markets or there has been a material adverse change in general financial, political or economic conditions the effect of which is to make it, in the reasonable judgment of the Representatives, inadvisable or impracticable to market the Offered ADSs (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Exchange or the New York Stock Exchange, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (v) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities, (vi) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (vi), makes it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Pricing Package or the Prospectus or (vii) in the reasonable judgment of the Underwriters, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its Subsidiaries considered as a whole, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5(j), Section 7 and Section 10 hereof shall at all times be effective and shall survive such termination.

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered ADSs. If the purchase of the Offered ADSs by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered ADSs in accordance with and subject to the limitations of Section 5(j), and the respective obligations of the Company and the Underwriters pursuant to Section 7 hereof shall remain in effect. In addition, if any Offered ADSs have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by e-mail and confirmed and shall be deemed given when so delivered, e-mailed and confirmed, or if mailed, five (5) days after such mailing.

If to the Representatives:

Roth Capital Partners, LLC

800 San Clemente Drive, Suite 400

Newport Beach, CA 92660

Attention: Managing Director

E-mail: rothecm@roth.com

The Benchmark Company, LLC

150 East 58th St, 17th Floor

New York, NY 10155

Attention: [●]

E-mail: [●]

If to the Company:

MetaOptics Ltd

81 Ayer Rajah Crescent #01-45

Singapore 139967

Attention: [●]

E-mail: [●]

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

14. Counterparts. This Agreement may be executed and delivered (including by electronic mail) in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) No Other Relationship. The Representatives and the other Underwriters have been retained solely as independent contractors to act as underwriters in connection with the sale of the Offered ADSs and that no fiduciary, advisory or agency relationship between the Company, on the one hand, and the Representatives or any other Underwriter, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether the Representatives or any such Underwriter has advised or is advising the Company on other matters;

(b) Arms’ Length Negotiations. The price of the Offered ADSs set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Representatives or any of the other Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives and the other Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

16. Applicable Law. This Agreement, and any claim, controversy or agreement arising from or relating to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

17. Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

18. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

19. Submission to Jurisdiction. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus and the Prospectus and agrees that all claims in respect of any such suit or proceeding may be heard and determined in any such court. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any (i) objection to the laying of venue of any such suit or proceeding, including any claim that such suit or proceeding is brought in an inconvenient forum and (ii) any immunity from jurisdiction, in federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement. EACH OF THE PARTIES HERETO (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE CONTROLLING PERSONS, OFFICERS, DIRECTORS, MANAGERS, EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE PRICING DISCLOSURE PACKAGE, ANY PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

20. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies its respective clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriters to properly identify its clients.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 22:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

* * * * *

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

METAOPTICS LTD

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

THE BENCHMARK COMPANY, LLC

By:
Name:
Title:

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